===========================================================================
                          SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.      )
                                           -----


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                   INDUSTRIAL SERVICES OF AMERICA, INC.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement,
                       if other than the Registrant))

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

          ---------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------

===========================================================================

                     INDUSTRIAL SERVICES OF AMERICA, INC.

                                --------------

                   Notice of Annual Meeting of Shareholders
                          To Be Held on May 23, 1997

                                --------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INDUSTRIAL SERVICES OF AMERICA, INC. (the "Company") will be held at Building No. 4, 7100 Grade Lane, Louisville, Kentucky, on Friday, May 23, 1997 at 10:00 A.M. (Eastern Daylight Time), for the following purposes:

     (1)  To elect five directors for a term expiring in 1998;

     (2)  To consider and approve the 1997 Employee Stock Option Plan;

     (3) To ratify the selection of Mather, Hamilton & Co., LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the Annual Meeting. In the event the Annual Meeting should be adjourned to a date or dates later than May 23, 1997, the Board of Directors will establish a new record date for purposes of determining those shareholders entitled to notice of and to vote at any such adjournments. The transfer books will not be closed.

                               By Order of the Board of Directors


                               MATTHEW L. KLETTER
                               Vice President of Legal Affairs
                               and Secretary

7100 Grade Lane
Louisville, Kentucky  40213
April 21, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                INDUSTRIAL SERVICES OF AMERICA, INC.
                           7100 Grade Lane
                     Louisville, Kentucky 40213

                           ---------------

                           PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Industrial Services of America, Inc., a Florida corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. (Eastern Daylight Time), on Friday, May 23, 1997, at Building No. 4 of the Company's offices located at 7100 Grade Lane, Louisville, Kentucky 40213, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of the meeting.

          Shares represented by duly executed proxies in the accompanying form received prior to the meeting and not revoked will be voted at the meeting or at any adjournments within 120 days thereof in accordance with the choices specified on the ballot. If no choices are specified, it is the intention of the persons named as proxies in the accompanying form of proxy to vote for the nominees for election as directors, for approval of the 1997 Employee Stock Option Plan and for the ratification of independent auditors for the 1997 fiscal year. Such proxy may be revoked by the person executing it at any time before the authority thereby granted is exercised by giving written notice to the Secretary of the Company, by delivery of a duly executed proxy bearing a later date or by voting in person at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless the shareholder so attending so notifies the secretary of the meeting in writing prior to voting of the proxy.

          The expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy, will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

          The presence in person or by proxy of shareholders holding a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of all business at the Annual Meeting. A shareholder voting for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. A shareholder may also abstain from voting on the proposals to approve the 1997 Employee Stock Option Plan and to ratify the selection of independent auditors for the 1997 fiscal year. Votes withheld from the election of any nominee for director and abstentions from any other proposal will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will not be considered as present and entitled to vote with respect to that matter.

          This proxy statement and the accompanying form of proxy are being mailed to shareholders commencing on or about April 21, 1997.

                          VOTING SECURITIES

          Only shareholders of record at the close of business on April 15, 1997 are entitled to vote at the Annual Meeting or any adjournments within 120 days thereof. As of March 20, 1997, there were 1,929,600 shares of the Company's Common Stock outstanding and entitled to vote plus an additional 27,900 shares of Common Stock held by the Company as Treasury Stock.

          Each share of Common Stock entitles the holder to one vote on all matters presented at the Annual Meeting.

          The following table sets forth certain information regarding those persons known to management of the Company to own of record or beneficially more than five percent of the outstanding shares of the Company's Common Stock and the ownership of such Common Stock by all directors and officers of the Company as a group:

                                          AMOUNT AND NATURE         PERCENT
                                            OF BENEFICIAL             OF
    NAME AND ADDRESS                     OWNERSHIP (1)(2)(3)       CLASS (1)
    ----------------                     -------------------       ---------

Harry Kletter   ........................       874,300(4)            45.3%
 1208 Park Hills Court
 Louisville, Kentucky  40207

K & R Corporation   ....................       483,800(5)            25.1%
 7100 Grade Lane
 Louisville, Kentucky  40213

Roberta Kletter   ......................       200,000(6)            10.4%
 1208 Park Hills Court
 Louisville, Kentucky 40207

All directors and officers
 as a group (5 persons)    .............     1,113,300               57.7%

---------------

(1) The table reflects share ownership and the percentage of such share ownership as of March 20, 1997. The percentages are determined on the basis of 1,929,600 shares of Common Stock outstanding and exclusive of the additional 27,900 shares of Common Stock held by the Company as Treasury Stock.

(2) Except as otherwise indicated, each person or entity shown has sole voting and investment power with respect to the shares of Common Stock owned by him or it.

(3) Information with respect to beneficial ownership has been obtained from the Company's shareholder records and from information provided by shareholders.

(4) Includes 483,800 shares of Common Stock beneficially owned by K & R Corporation, the sole shareholder of which is Harry Kletter. Does not include 200,000 shares of Common Stock beneficially owned by Roberta Kletter, the spouse of Harry Kletter, as to which shares he disclaims beneficial ownership.

(5) Harry Kletter as the sole shareholder of K & R Corporation is deemed to have shared voting and investment power of the shares of Common Stock beneficially owned by K & R
     Corporation.

(6) Does not include 390,500 shares of Common Stock beneficially owned by Harry Kletter, spouse of Roberta Kletter, or 473,800 shares of Common Stock beneficially owned by K & R
     Corporation, the sole shareholder of which is Harry Kletter, as to all of which shares Roberta Kletter disclaims beneficial ownership.

          See "ELECTION OF DIRECTORS" below for share ownership information with respect to nominees for election as directors.


                   ITEM I.  ELECTION OF DIRECTORS

          The nominees for election as directors are Harry Kletter, Matthew L. Kletter, Roberta Kletter, Timothy W. Myers and Debbie P. Prewitt. Messrs. Harry and Matthew Kletter and Roberta Kletter were most recently elected by the shareholders at the 1996 annual meeting for a term expiring at the 1997 Annual Meeting. Mr. Myers and Ms. Prewitt have been nominated to serve their first terms as directors of the Company. If elected, all directors will hold office until the 1998 Annual Meeting and until their respective successors have been elected and qualified.

          Shareholders voting at the Annual Meeting may not vote for more than the number of nominees listed in this Proxy Statement. Directors will be elected by a plurality of the total votes cast at the Annual Meeting. That is, the five nominees receiving the greatest number of votes for Class I directors will be deemed elected directors. It is the intention of the persons named as proxies in the accompanying form of proxy (unless authority to vote therefor is specifically withheld) to vote for the election of the five nominees for directors. In the event that any of the nominees becomes unavailable (which is not now anticipated by the Company), the persons named as proxies have discretionary authority to vote for a substitute nominee designated by the present Board of Directors. The Board of Directors has no reason to believe that any of said nominees will be unwilling or unable to serve if elected.

          The following table contains certain information regarding each of the nominees for election as directors at this year's annual meeting. Each of these individuals has furnished the respective information shown. Except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of Common Stock owned by him.

                                                                         SHARES OF COMMON STOCK
                                                                          BENEFICIALLY OWNED AS
       NAME AND                               YEAR FIRST                    OF MARCH 20, 1997
 PRINCIPAL OCCUPATION                           BECAME           --------------------------------------
     OR EMPLOYMENT               AGE           DIRECTOR         NUMBER OF SHARES     PERCENT OF CLASS(1)
 --------------------            ---          ----------        ----------------     -------------------

Harry Kletter   ............     70             1983                874,300                  45.3%
  Chairman of the Board, President
  and Chief Executive Officer

                                                                         SHARES OF COMMON STOCK
                                                                          BENEFICIALLY OWNED AS
       NAME AND                               YEAR FIRST                    OF MARCH 20, 1997
 PRINCIPAL OCCUPATION                           BECAME           --------------------------------------
     OR EMPLOYMENT               AGE           DIRECTOR         NUMBER OF SHARES     PERCENT OF CLASS(1)
 --------------------            ---          ----------        ----------------     -------------------

Matthew L. Kletter  ........     37             1994(2)                 -0-                  --
  Vice President of Legal
  Affairs, Secretary

Roberta Kletter  ...........     63             1983                200,000                  10.4
  Vice President of Shareholder
  Relations and Corporate
  Communications

Timothy W. Myers  ..........     45             --                   37,000                   1.9
  Senior Vice President and
  Chief Operating Officer

Debbie P. Prewitt  .........     39             --                       --                  --

---------------

(1) Based on 1,929,600 shares of Common Stock outstanding and exclusive of an additional 27,900 shares of Common Stock held by the Company as Treasury Stock.

(2) Matthew L. Kletter also served as a director from 1990 to 1991.

NOMINEES FOR DIRECTORS

          HARRY KLETTER has been a director of the Company since
          -------------
1983. In October, 1983 he was elected Chairman of the Board and Chief Executive Officer and has served as President and Chief Executive Officer of the Company since 1992. Mr. Kletter previously served as President and Chief Executive Officer of the Company from October 1983 until January 1988 and again from January 1990 until July 1991. Mr. Kletter resumed the position of President and Chief Executive Officer in July 1992 subsequent to the resignation of his predecessor. Prior to his involvement with the Company, Mr. Kletter was President and Chief Executive Officer of K & R Corporation, a waste handling manufacturing company. Mr. Kletter currently owns 100% of the stock in K & R Corporation which is a real estate holding and materials processing company. See "EXECUTIVE COMPENSATION - Certain Transactions." Prior thereto, Mr. Kletter was the President of Tri-City Industrial Services, Inc., which corporation was involved in the transportation, disposal and management of solid waste. From 1980 to present, Mr. Kletter has been an investor in various other business ventures including Outer Loop Business Park and Outer Loop Industrial Park which were each real estate ventures in the Louisville, Kentucky area. Mr. Kletter is the husband of Roberta Kletter and uncle of Matthew L. Kletter.

          MATTHEW L. KLETTER was a Director of the Company from
          ------------------
1990 to 1991 and has been a Director of the Company since 1994. Mr. Kletter was a Director of Legal Affairs of the Company from 1989 to 1991 and from 1994 to January 1997. Mr. Kletter has been a Vice President of Legal Affairs and Secretary of the Company since January 1997. Mr. Kletter is an attorney who practices law primarily in New York City with an emphasis in entertainment law. Mr. Kletter has provided services, on an independent contractor basis, for the Company since 1989. See "EXECUTIVE COMPENSATION - Certain Transactions."

          ROBERTA KLETTER has been a Director of the Company
          ---------------
since 1983.  Roberta Kletter has been Vice President of
Shareholders Relations and Corporate Communications since 1995.
Prior to her current position with the Company, Roberta Kletter was Secretary and Marketing Director of the Company.

          TIMOTHY W. MYERS has been Senior Vice President of the
          ----------------
Company since 1996. Mr. Myers served as Vice President of Operations of the Company from 1989 to January 1996. Prior to that date and since 1973, Mr. Myers has served in various capacities with the Company and its predecessors, including waste equipment coordinator for WESSCO, Operations Manager of the transfer station and recycling center of the Company, and Manager of the Waste Equipment and Manufacturing Division of the Company.

          DEBBIE P. PREWITT has been an employee of the
          -----------------
Mid-America Bank of Louisville and Trust Company (the "Bank of Louisville") since 1987, presently serving as Senior Vice President - Corporate Banking of the Bank of Louisville since April 1994; and having served as Vice President - Corporate Banking/Private of the Bank of Louisville from January 1992 through April 1994. Ms. Prewitt served in other various lending capacities with the Bank of Louisville prior to January 1992. Ms. Prewitt received her bachelors degree in Business Administration in 1981 from Western Kentucky University in Bowling Green, Kentucky.

          None of the directors hold another directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), or subject to the requirements of Section 15(d) of that Act or in a company registered as an investment company under the Investment Company Act of 1940, as amended.

MEETINGS OF THE BOARD

          During 1996, the Board of Directors met one time and took actions on six other occasions by unanimous written consent of the directors. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board and the committees of which they were members.

COMMITTEES OF THE BOARD

          The Board of Directors does not have any Compensation
Committee, Audit Committee and Nominating Committee.

COMPENSATION OF DIRECTORS

          Directors who are not officers or employees of the Company receive no fees for their services as a director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the

Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to all of its officers and directors were complied with during fiscal 1996 with the following exceptions:
Each of Timothy L. Myers and Alan Schroering, the Director of Finance and Treasurer of the Company, did not timely file their Form 3 reports within the prescribed time period after the registration of the Common Stock of the Company under the Securities Exchange Act of 1934, as amended on July 17, 1996. Messrs. Myers and Schroering subsequently filed these reports.


                       EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

          The following table sets forth cash and other compensation information for the fiscal years ended December 31, 1996, 1995 and 1994 paid or accrued by the Company, to the Company's Chief Executive Officer.

                            SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION
                                ----------------------------------

     NAME AND                                         OTHER ANNUAL       TOTAL
PRINCIPAL POSITION     YEAR      SALARY     BONUS     COMPENSATION   COMPENSATION
-------------------    ----     --------    -----     ------------   ------------

Harry Kletter          1996(1)                           $975**       $     975
 President and Chief   1995     $100,000                 $975**        $100,975
 Executive Officer     1994     $200,000                 $975**        $200,975

---------------

*    Long Term Compensation, Awards and all other Compensation
     are not applicable.
**   Includes taxable use of Company vehicle.

(1) K & R Corporation ("K & R"), the sole shareholder of which is Mr. Kletter, conducts significant business with the Company. Mr. Kletter receives compensation from K & R. See
     "EXECUTIVE COMPENSATION - Certain Transactions."

          All other executive officers of the Company earned less than $100,000.

CERTAIN TRANSACTIONS

          In April 1992 the Company entered into a management agreement with K & R Corporation ("K & R") a Kentucky corporation. K & R is an affiliate of the Company and solely owned by the Company's principal stockholder, Harry Kletter. Under this management agreement, the Company is responsible for the management of the scrap and corrugated paper recycling for K & R and in addition purchased certain rental equipment and scrap metal inventories from K & R. For its management efforts, the Company retains 80% of the profits generated from the K & R operation(s) pursuant to an amendment to this management agreement, dated as of October 30, 1995, and effective January 1, 1996. From July 1, 1994 to December 31, 1995, the management agreement provided that the Company was to retain 60% of such profits. During 1996, revenue derived under this arrangement resulted in income before provision for income taxes to the Company totaling $712,765.

          Effective January 1, 1997, the Company leased from K & R, an affiliate of the Company, a 23,000 square foot office/warehouse building located adjacent to the Louisville, Kentucky headquarters facility of the Company. The lease payments are $20,000 per month representing a per month rental less than the rental paid by the previous tenant of this space. This previous tenant is unaffiliated with either the Company or K & R. The Sales and Marketing Group, operational management of the Leasing division and the WESSCO division of the Company occupy the office space.

          Matthew L. Kletter, Esq., a director, Secretary and Vice President of Legal Affairs of the Company, maintains a law practice in New York, New York. During 1996, he provided legal services to both the Company and K & R, the sole shareholder of which is Harry Kletter, the President and Chief Executive Office of the Company. For those services, the Company and K & R paid Mr. Matthew Kletter $30,700.

          Debbie P. Prewitt, a nominee to the Board of Directors of the Company, is a Senior Vice President - Corporate Banking of the Bank of Louisville. The Company and K & R are parties to a Credit Agreement (the "Credit Agreement"), dated June 30, 1995, with the Bank of Louisville, under which the Company has principal outstanding of $600,000 on a credit line of $750,000 (the "Loan"). The terms of the Loan provide for interest payable monthly at .5% above the prime rate of the Bank of Louisville with the principal due and payable on June 30, 1997, the maturity date. The security for this Loan includes Company and K & R assets, rent assignments, an assignment of a life insurance policy on the life of Harry Kletter, and a personal guaranty of Harry Kletter. Management of the Company affirms that the terms of this Loan were negotiated on an arms length basis with the Bank of Louisville.


         BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

          Harry Kletter, as the Chief Executive Officer of the Company, has made the decisions regarding compensation for the executive officers of the Company. The determination as to base salary paid to executive officers is in part a function of the performance of the Company and in greater part the diligence and performance of the individual executive officer whose salary Mr. Kletter is establishing. Generally, the Board of Directors does not participate in the decisions regarding executive compensation, including that paid to Mr. Kletter.

          As noted under "EXECUTIVE COMPENSATION - Summary Compensation Table," Harry Kletter elected not to take a salary in 1996 from the Company. However, Mr. Kletter received compensation from K & R, the sole shareholder of which is Harry Kletter. K & R in turn conducts significant levels of business with the Company. See "EXECUTIVE COMPENSATION - Certain Transactions."

                          PERFORMANCE GRAPH

          The following performance graph compares the performance of the Company's Common Stock to the Russell 2000 Index and to a peer group for the Company's last five fiscal years. Since there is no nationally recognized industry index consisting of consultants in the business of retail and industrial waste management and sales and service of waste handling equipment to be used as a peer group index, the Company constructed its own peer group. This peer group is comprised of six companies which represent the other public companies in the industry -- Allied Waste Industries, Johnson Controls, Inc., Republic Industries, Inc., TransAmerica Waste, Inc., United Waste Systems, Inc., and USA Waste Services, Inc. The returns of each member of the peer group are weighted according to each member's stock market capitalization as of the beginning of the period measured. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1996 and that all dividends were reinvested.

                   COMPARATIVE ANNUAL TOTAL RETURN
                Industrial Services of America, Inc.,
                 Standard & Poors 500 and Peer Group
               (Performance Results Through 12/31/96)


VALUE LINE INSTITUTIONAL SERVICES
1-800-531-1425

TOTAL RETURNS
ISSUE                        TICKER             1995            1996
-----                        ------             ----            ----
ALLIED WASTE INDS INC        AWIN              -3.39           29.82
JOHNSON CTLS INC.            JCI               -0.13           23.35
REPUBLIC INDS INC.           RWIN              34.42           72.67
TRANSAMERICAN WASTE IN       WSTE               9.09          -27.08
UNITED WASTE SYS INC         UWST              -6.58           84.56
USA WASTE SVCS INC.          UW               -10.12           68.87


MARKET CAPITALIZATIONS
ISSUE                        TICKER             1995            1996
-----                        ------             ----            ----

ALLIED WASTE INDS INC.       AWIN        214,641,000     214,641,000
INDUSTRIAL SVCS AMER INC     IDSA         15,026,484      16,760,240
JOHNSON CTLS INC.            JCI       2,827,069,000   2,827,069,000
REPUBLIC INDS INC            RWIN      2,226,709,000   2,226,709,000
TRANSAMERICAN WASTE IN       WSTE         44,471,000      44,471,000
UNITED WASTE SYS INC         UWST        583,335,000     583,335,000
USA WASTE SVCS INC           UW        1,144,939,000   1,144,939,000


SUMMARY DATA
NAME                                            1995            1996
----                                            ----            ----

INDUSTRIAL SVCS AMER INC FLA                   11.54           55.17
Standard & Poors 500                            1.85           23.25
Peer Group                                      8.60           51.30


GRAPH PLOT POINTS
NAME                               11/30/95        1995         1996
----                               --------        ----         ----
INDUSTRIAL SVCS AMER INC FLA         100.00      111.54       173.07
Standard & Poors 500                 100.00      101.85       125.52
Peer Group                           100.00      108.60       164.31


Assumes $100 invested at the close of trading 11/30/95 in Industrial Services of America, Inc. common stock, Standard & Poors 500 and Peer Group.
*Cumulative total return assumes reinvestment of dividends
					SOURCE:  VALUE LINE, INC.
Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

      ITEM II.  APPROVAL OF THE 1997 EMPLOYEE STOCK OPTION PLAN

          Pursuant to resolutions adopted by unanimous written consent of the Directors as of April 11, 1997, the Board of Directors adopted the Company's 1997 Employee Stock Option Plan (the "Plan"), and (subject to shareholder approval) the Plan will become effective as of such date. The Board recommends that the shareholders of the Company approve the Plan. A copy of the Plan is attached hereto as Exhibit "A".

          The purpose of the Plan is to promote the interests of the Company by providing its key employees with an additional incentive to work to increase the value of the Common Stock which is inherent in an opportunity to participate in the ownership of the Company and its future growth. The Plan provides for the granting of either incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQOs"). There are 100,000 shares of Common Stock reserved under the Plan for the granting of options. If an option granted under the Plan to purchase any shares of Common Stock expires, is cancelled or is exchanged for a new option before being exercised in full, the shares reserved for the unexercised portion of such option will again be available for use under the Plan. Any shares underlying an option that is surrendered and any shares used to satisfy an option price or withholding obligation shall not again become available for use under the Plan. The shares shall be reserved to the extent the Company deems appropriate from authorized but unissued shares of Common Stock and from shares of Common Stock which have been reacquired by the Company. The terms of any options shall be determined under the Plan and under the related certificate between the Company and the key employee (the "Option Certificate").

          The following discussion summarizes the principal features of the Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the Plan.

          Administration.  The Plan will be administered by the
          --------------
Board of Directors or a committee of the Board of Directors comprised of solely and at least two members who are "Non-employee Directors" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee").

          Participants.  Any employee of the Company, any
          ------------
subsidiary of which the Company owns, directly or indirectly, 50% of its outstanding common stock or any affiliate of the Company (including any officer or employee director of the Company) may participate in the Plan provided the Board of Directors or the Committee, as applicable, acting in its absolute discretion, determines such employee to be key, directly or indirectly, to the success of the Company. Only such employees who are employed by the Company or such a subsidiary or a parent corporation may be granted an ISO. The Company estimates that approximately 87 employees of the Company and its subsidiaries presently are eligible to participate in the Plan.

          The Board of Directors or the Committee, as applicable, may grant options under the Plan to such key employees as the Board of Directors or the Committee, as applicable, may determine, provided however, that if the aggregate fair market value of Common Stock subject to all ISOs and other incentive stock options granted to a key employee under the Plan and any other stock option plan adopted by the Company which first became exercisable in any calendar year exceed $100,000, such options shall be treated as NQOs. The Board of Directors or the Committee, as applicable, shall have the right to grant new options in exchange for the cancellation of options or under any other circumstances which the Board of Directors or the Committee, as applicable, deems appropriate. The Option

Certificate under which an option is granted shall incorporate the terms and conditions which the Board of Directors or the Committee, as applicable, deems consistent with the terms of the Plan and, if the Board of Directors or the Committee, as applicable, intends such option to be an ISO, which are not inconsistent with Section 422 of the Code.

          Option Price.  The option price of options granted
          ------------
under the Plan will be determined by the Board of Directors or the Committee, as applicable, but such price will be no less than the fair market value of the Common Stock on the date the option is granted; provided, however, if a key employee owns more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary ("Ten Percent Shareholder"), the option price for an ISO will be no less than 110% of the fair market value of the Common Stock on such date. The Option Certificate may, at the discretion of the Board of Directors or the Committee, as applicable, provide for payment of the option price in cash, Common Stock, or a combination of cash and Common Stock. Any payment made in Common Stock shall be made either by tendering shares of Common Stock held by the key employee or, to the extent allowed, by the Board of Directors or the Committee, as applicable, in its sole discretion by having the Company withhold Common Stock (that otherwise would be transferred to the key employee upon the exercise of any option). The Company will receive no payment upon the granting of options pursuant to the Plan.

          Option Period.  Each option granted under the Plan will
          -------------
be exercisable in whole or in part as set forth in the particular Option Certificate under which such option is granted, but in no event before the date such option is granted or after the earlier of (1) the date such option is exercised in full, (2) the date which is the tenth anniversary of the date such option is granted, or (3) the date which is the fifth anniversary of the date such option is granted if the option is granted to a key employee who is a Ten Percent Shareholder and the Board of Directors or the Committee, as applicable, intends that such option qualify as an ISO.

          Non-transferability.  No option granted under the Plan
          -------------------
shall be transferable by a key employee other than by will or by the laws of descent and distribution, and such option shall be exercisable during a key employee's lifetime only by the key employee.

          Surrender of Options.  The Board of Directors or the
          --------------------
Committee, as applicable, in its discretion may incorporate a provision in an Option Certificate to allow a key employee to surrender his or her option in whole or in part (in lieu of the exercise of such option) on any date that the fair market value of the Common Stock subject to that option exceeds the option price for such Common Stock and the option is otherwise exercisable. In exchange for his or her surrendered shares, a key employee shall (to the extent consistent with the exemption under Rule 16b-3) receive the payment in cash or in Common Stock, or in a combination of cash and Common Stock, equal to the excess of the fair market value of the surrendered shares on the date such surrender is effective over the option price for the surrendered shares. The Board of Directors or the Committee, as applicable, in its discretion shall determine the form and timing of such payment. An Option Certificate which incorporates the surrender provision will also incorporate such additional restrictions as the Board of Directors or the Committee, as applicable, deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

          Plan Not Registered under Securities Act of 1933.  Each
          ------------------------------------------------
Option Certificate will provide that the shares of Common Stock received as a result of the exercise of an option under the Plan must be held for investment and not with a view to resale or distribution to the public. The Company has no obligation to register the Plan or the Common Stock issued under the Plan under the Securities Act of 1933, as amended. As a result, the recipients of the options and the related Common Stock will have restricted securities for purposes of the Securities Act of 1933, as amended.

          Adjustment of Shares.  The Plan provides for
          --------------------
adjustments by the Board of Directors in an equitable manner, of the number of shares of Common Stock available for the grant of options, the number of shares of Common Stock covered by options and the option price to reflect any changes in the capitalization of the Company, including, but not limited to, changes such as stock splits or stock dividends and in the event of certain transactions which provide for the substitution or assumption of such options.

          Sale or Merger of the Company.  If the Company agrees
          -----------------------------
to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of options granted under the Plan on a basis that is fair and equitable to such option holders as determined by the Board of Directors, each option, at the direction and discretion of the Board of Directors, may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of the option are waived before the Option Certificate is cancelled such that the key employee has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee shares of Common Stock, the number of which shall be the number of whole shares of Common Stock, if any, which the key employee would have received if he or she had the right to surrender his or her outstanding option in full under the Plan and exercised that right on the date set by the Board of Directors exclusively for Common Stock, (3) the Company gives the key employee advance written notice of such cancellation and the transactions described in (1) and (2) above would violate Section 16 of the Securities Exchange Act of 1934, as amended, or (4) the option price equals or exceeds the fair market value of a share of Common Stock on a date set by the Board of Directors.

          Change in Control.  If there is a change in control of
          -----------------
the Company or a tender or exchange offer is made for Common Stock other than by the Company, the Board of Directors shall have the right to take such action with respect to any unexercised options granted to key employees, or all such options, as the Board of Directors deems appropriate under the circumstances to protect the interest of the Company in maintaining the integrity of the grants under the Plan, including following the procedure under the Plan for a sale or merger of the Company with respect to such options. The Board of Directors shall have the right to take different action with respect to different key employees or different groups of key employees as the Board of Directors determines appropriate.

          Term of the Plan.  The Plan shall terminate on the
          ----------------
tenth anniversary of the Plan's effective date ("Tenth Anniversary") or, if earlier, on the date on which all of the Common Stock reserved under the Plan has been issued. No option shall be granted under the Plan after the date the Plan terminates but, as for any options granted pursuant to the Plan which are outstanding on such Tenth Anniversary, such options will remain until they have been exercised, surrendered or no longer are exercisable.

          Amendment to the Plan.  The Plan may be amended by the
          ---------------------
Board of Directors from time to time to the extent that the Board of Directors deems necessary or appropriate; however, no amendment shall be made without approval of the shareholders of the Company to the extent required under Section 422 of the Code. The Board of Directors may also suspend the granting of options under the Plan at any time and may terminate the Plan at any time; provided, however, the Board of Directors may only modify, amend or cancel any options theretofore granted if the key employee consents in writing to such modification, amendment or cancellation or there is a dissolution or liquidation of the Company or in a transaction described under the headings "Adjustment of Shares," "Sale or Merger of the Company," or "Change in Control."

          Federal Income Tax Consequences.  A brief description
          -------------------------------
of the federal income tax consequences of the Plan under present law is set forth below. This brief description is only a general summary based on current federal income tax laws, regulations (including certain proposed regulations), and judicial and admin-istrative interpretations thereof and the related federal securities laws and rules and regulations. The federal income tax laws and regulations and the related federal securities laws and rules and regulations are frequently amended, and such amendments may or may not be retroactive with respect to transactions described herein. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Accordingly, a participant should consult a tax advisor with respect to the tax aspects of the Plan.

          As identified by the Board of Directors or the Committee, as applicable, each option granted under the Plan is either an ISO or an NQO. A key employee is not subject to any federal income tax upon the grant of an option pursuant to the Plan nor will the grant of an option result in an income tax deduction for the Company.

          Upon the exercise of an ISO and the related transfer of Common Stock to a key employee, the key employee normally will not recognize any income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the option price of such shares (the "spread") generally will constitute an item of alternative minimum tax adjustment to the key employee. Thus, notwithstanding that a key employee will not recognize income for regular income tax purposes upon exercise of an ISO, the key employee's federal income tax liability may be increased as a result of such exercise under the alternative minimum tax rules of the Code. The portion of a key employee's minimum tax liability, if any, attributable to the spread may give rise to a credit against such employee's regular tax liability in later years.

          If the Common Stock transferred pursuant to the exercise of an ISO is disposed of within two years from the date of the grant of the option or within one year from the date of exercise (the "holding periods"), the key employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the option price) or (2) the spread. The balance, if any, of the key employee's gain over the amount treated as ordinary income on a disposition generally will be long-or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company normally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the key employee.

          Following satisfaction of the holding periods, the disposition of shares of Common Stock acquired by the exercise of an ISO generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the option price. The Company will not be entitled to any federal income tax deduction as a result of a disposition of such shares after the holding periods.

          Upon the exercise of an NQO, the key employee generally will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the key employee upon exercise over the option price. Such fair market value will generally be determined on the date the shares are transferred pursuant to the exercise. Income will be recognized in the year such fair market value is determined, and the Company generally will be entitled to a corresponding federal income tax deduction. The sale or other taxable disposition of shares of Common Stock acquired through the exercise of an NQO generally will result in a short-or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares of Common Stock when the NQO was exercised.

          Special rules will apply to a key employee who exercises an option by paying the option price, in whole or in part, by the transfer to the Company of shares of Common Stock.

          With respect to an Option Certificate which includes the right to surrender an option (in lieu of exercise), no income is recognized by a key employee upon the grant of the surrender right. Upon the surrender of the option, the key employee will have ordinary income in an amount equal to the cash received plus the fair market value of any Common Stock received. The Company will be entitled to a deduction for such amount at the time it is includable in the income of the key employee.

          Special rules may apply to a key employee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.

VOTE REQUIRED

          Approval of the Plan requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock presented or represented at the Annual Meeting. Abstentions will not be counted as votes cast either for or against the proposal. Shares of Common Stock covered by proxies executed and received in the accompanying form will be voted in favor of the Plan, unless otherwise specified on the proxy.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE FOR APPROVAL OF THE PLAN.


           ITEM III.  RATIFICATION OF INDEPENDENT AUDITORS

          The Company's Form 10-K Annual Report to Shareholders for the fiscal year ended December 31, 1996, including financial statements and the report of Mather, Hamilton & Co., LLP thereon, is being mailed with this Proxy Statement to each of the Company's shareholders of record at the close of business on April 15, 1997. The Board of Directors, upon recommendation of the Audit Committee, has selected Mather, Hamilton & Co., LLP . as independent auditors of the Company's accounts for the fiscal year ending December 31, 1997. Mather, Hamilton & Co., LLP has audited the accounts of the Company since 1993. This selection will be presented to shareholders for ratification at the Annual Meeting. If the shareholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors. Representatives of Mather, Hamilton & Co., LLP are not expected to be present at the Annual Meeting.

          The selection of Mather, Hamilton & Co., LLP will be deemed ratified if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.


                        SHAREHOLDER PROPOSALS

          Proposals of shareholders intended to be presented at the next annual meeting of shareholders must be received by the Company at its principal executive offices in Louisville,

Kentucky on or before December 23, 1997 for inclusion in the Company's proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.


                            OTHER MATTERS

          The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that described above. However, if any such other business should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in respect of any such business in accordance with their best judgment.

                               By Order of the Board of Directors


                               Matthew L. Kletter
                               Vice President of Legal Affairs
                               and Secretary

Louisville, Kentucky
April 21, 1997

                                                           Exhibit A




















                INDUSTRIAL SERVICES OF AMERICA, INC.

                   1997 EMPLOYEE STOCK OPTION PLAN

                          TABLE OF CONTENTS
                          -----------------


Sec 1.    BACKGROUND AND PURPOSE . . . . . . . . . . . . . . . .   1

Sec 2.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . .   1
          2.1.   Board . . . . . . . . . . . . . . . . . . . . .   1
          2.2.   Change in Control . . . . . . . . . . . . . . .   1
          2.3.   Code. . . . . . . . . . . . . . . . . . . . . .   1
          2.4.   Committee . . . . . . . . . . . . . . . . . . .   1
          2.5.   Fair Market Value . . . . . . . . . . . . . . .   1
          2.6.   Insider . . . . . . . . . . . . . . . . . . . .   2
          2.7    ISA . . . . . . . . . . . . . . . . . . . . . . . 2
          2.8.   ISO . . . . . . . . . . . . . . . . . . . . . .   2
          2.9.   Key Employee. . . . . . . . . . . . . . . . . .   2
          2.10.  NQO . . . . . . . . . . . . . . . . . . . . . .   2
          2.11.  Option. . . . . . . . . . . . . . . . . . . . .   2
          2.12.  Option Certificate. . . . . . . . . . . . . . .   2
          2.13.  Option Price. . . . . . . . . . . . . . . . . .   2
          2.14.  Parent Corporation. . . . . . . . . . . . . . .   2
          2.15.  Plan. . . . . . . . . . . . . . . . . . . . . .   2
          2.16.  Rule 16b-3. . . . . . . . . . . . . . . . . . .   3
          2.17.  Stock . . . . . . . . . . . . . . . . . . . . .   3
          2.18.  Subsidiary. . . . . . . . . . . . . . . . . . .   3
          2.19.  Surrendered Shares. . . . . . . . . . . . . . .   3
          2.20.  Ten Percent Shareholder . . . . . . . . . . . .   3

Sec 3.    SHARES RESERVED UNDER PLAN . . . . . . . . . . . . . .   3

Sec 4.    EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . .   3

Sec 5.    BOARD OR COMMITTEE . . . . . . . . . . . . . . . . . .   4

Sec 6.    ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . .   4

Sec 7.    OPTIONS. . . . . . . . . . . . . . . . . . . . . . . .   4
          7.1.  Board or Committee Action. . . . . . . . . . . .   4
          7.2.  $100,000 Limit . . . . . . . . . . . . . . . . .   4

Sec 8.    OPTION PRICE . . . . . . . . . . . . . . . . . . . . .   5

Sec 9.    EXERCISE PERIOD. . . . . . . . . . . . . . . . . . . .   5

Sec 10.   NONTRANSFERABILITY . . . . . . . . . . . . . . . . . .   6

Sec 11.   SURRENDER OF OPTIONS . . . . . . . . . . . . . . . . .   6
          11.1.  General Rule. . . . . . . . . . . . . . . . . .   6
          11.2.  Procedure . . . . . . . . . . . . . . . . . . .   6
          11.3.  Payment . . . . . . . . . . . . . . . . . . . .   6
          11.4.  Restrictions. . . . . . . . . . . . . . . . . .   7

Sec 12.   SECURITIES REGISTRATION. . . . . . . . . . . . . . . .   7

Sec 13.   LIFE OF PLAN . . . . . . . . . . . . . . . . . . . . .   7

Sec 14.   ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . .   8

Sec 15.   SALE OR MERGER OF ISA; CHANGE IN CONTROL . . . . . . .   8
          15.1.  Sale or Merger. . . . . . . . . . . . . . . . .   8
          15.2.  Change in Control . . . . . . . . . . . . . . .   9

Sec 16.   AMENDMENT OR TERMINATION . . . . . . . . . . . . . . .   9

Sec 17.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . .  10
          17.1.  Shareholder Rights. . . . . . . . . . . . . . .  10
          17.2.  No Contract of Employment . . . . . . . . . . .  10
          17.3.  Withholding . . . . . . . . . . . . . . . . . .  10
          17.4.  Construction. . . . . . . . . . . . . . . . . .  10
          17.5.  Other Conditions. . . . . . . . . . . . . . . .  10

                INDUSTRIAL SERVICES OF AMERICA, INC.

                   1997 EMPLOYEE STOCK OPTION PLAN

                             Section 1.
                       BACKGROUND AND PURPOSE
                       ----------------------

     The purpose of this Plan is to promote the interest of ISA through grants to Key Employees of Options to purchase Stock in order (1) to attract Key Employees, (2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of ISA which corresponds to the stake of each of ISA's stockholders.

                             Section  2.
                             DEFINITIONS
                             -----------

     Each term set forth in this Section 2. shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     2.1.  Board -- means the board of directors of ISA.
           -----

     2.2.  Change in Control -- means (1) the acquisition of the
           -----------------
power to direct, or cause the direction of, the management and policies of ISA by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (2) the acquisition, directly or indirectly, of the power to vote more than 50% of the outstanding Stock by any person or by two or more persons acting together, except an acquisition from ISA or by ISA, ISA's management or an ISA sponsored employee benefit plan, where (3) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (4) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded for purposes of this definition.

     2.3.  Code -- means the Internal Revenue Code of 1986, as
           ----
amended.

     2.4.  Committee -- means a committee comprised of solely and
           ---------
at least 2 members of the Board who are "Non-employee Directors", as defined under Rule 16b-3.

     2.5.  Fair Market Value -- means (1) the closing price on
           -----------------
any date for a share of Stock as reported by The Wall Street
                                             ---------------
Journal under the New York Stock Exchange Composite Transactions
-------
quotation system (or under any successor quotation system) or, if Stock is not traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price,
   -----------------------
such closing price as reported by a newspaper or trade journal selected by the Board or the Committee, as applicable, or, if no such closing price is available on such date, (2) such closing price as so reported or so quoted in accordance with Section 2.5(l) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Board or the Committee, as applicable, acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.6.  Insider -- means any individual who is subject to
           -------
Section 16(a) of the Securities Exchange Act of 1934, as amended.

     2.7   ISA -- means Industrial Services of America, Inc., a
           ---
Florida corporation, and any successor to such corporation.

     2.8.  ISO -- means an option granted under this Plan to
           ---
purchase Stock which is intended to satisfy the requirements of
Section 422 of the Code.

     2.9.  Key Employee -- means an employee (including all
           ------------
officers and employee directors of ISA) of ISA or any Subsidiary or any affiliate of ISA designated by the Board or the Committee, as applicable, who, in the judgment of the Board or the Committee, as applicable, acting in its absolute discretion, is key, directly or indirectly, to the success of ISA.

     2.10.  NQO-- means an option granted under this Plan to
            ---
purchase Stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

     2.11.  Option -- means an ISO or a NQO.
            ------

     2.12.  Option Certificate -- means the written certificate
            ------------------
which sets forth the terms of an Option granted to a Key Employee under Section 7 of this Plan.

     2.13.  Option Price -- means the price which shall be paid
            ------------
to purchase one share of Stock upon the exercise of an option granted under this Plan.

     2.14.  Parent Corporation -- means any corporation which is
            ------------------
a parent of ISA within the meaning of Section 424(e) of the Code.

     2.15.  Plan -- means this Industrial Services of America,
            ----
Inc. 1997 Employee Stock Option Plan, as amended from time to time.

     2.16.  Rule 16b-3 -- means Rule 16b-3 as promulgated
            ----------
pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

     2.17.  Stock -- means $.01 par value common stock of ISA.
            -----

     2.18.  Subsidiary -- means a corporation which is a
            ----------
subsidiary corporation (within the meaning of Section 424(f) of the Code) of ISA.

     2.19.  Surrendered Shares -- means the shares of Stock
            ------------------
described in Section 11 which (in lieu of being purchased) are surrendered for cash or Stock, or for a combination of cash and Stock, in accordance with Section 11.

     2.20.  Ten Percent Shareholder -- means a person who owns
            -----------------------
(after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either ISA, a Subsidiary or a Parent Corporation.

                             Section 3.
                     SHARES RESERVED UNDER PLAN
                     --------------------------

     There shall be 100,000 shares of Stock reserved for use under this Plan. All such shares of Stock shall be reserved to the extent that ISA deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by ISA. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain unissued after the surrender of an Option under Section 11 and any shares of Stock used to satisfy the option price or a withholding obligation under Section 17.3 shall not again become available for use under this Plan.

                             Section 4.
                           EFFECTIVE DATE
                           --------------

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of ISA (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date and such approval satisfies the requirements for shareholder approval under Rule 16b-3. If such effective date comes before such shareholder approval, any Option granted under this Plan before such date automatically shall be granted subject to such approval.

                             Section 5.
                         BOARD OR COMMITTEE
                         ------------------

     This Plan shall be administered by the Board or the Committee. The Board or, if applicable, the Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Board or the Committee, as applicable, shall have the power to interpret this Plan and (subject to Section 14, Section 15 and
Section 16 of this Plan and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Board or the Committee, as applicable, deems equitable under the circumstances, which action shall be binding on ISA, on each affected Key Employee and on each other person directly or indirectly affected by such action.

                             Section 6.
                             ELIGIBILITY
                             -----------

     Eligibility for the grant of NQOs shall be limited to Key
Employees. Eligibility for the grant of ISOs shall be limited to Key Employees who are employed by ISA or a Parent Corporation or a Subsidiary.

                             Section 7.
                               OPTIONS
                               -------

     7.1.  Board or Committee Action.  The Board or the
           -------------------------
Committee, as applicable, acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options which have a higher or lower Option Price; provided, however, that no grants of ISOs shall be made to Key Employees who are not employed by ISA or a Parent Corporation or a Subsidiary. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Board or the Committee, as applicable, acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Board or the Committee, as applicable, grants an ISO and a NQO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

     7.2.  $100,000 Limit.  To the extent that the aggregate Fair
           --------------
Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as NQOs. The Fair Market Value of Stock subject to any other option (determined as the date such option was granted) which (1) satisfies the requirements of Section 422 of the Code and (2) is granted to a Key Employee under a plan maintained by ISA, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. The Board or the Committee, as applicable, shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

                             Section 8.
                            OPTION PRICE
                            ------------

     The Option Price for each share of Stock subject to an option which is granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Board or the Committee, as applicable, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock acceptable to the Board or the Committee, as applicable, or in any combination of cash, check and Stock acceptable to the Board or the Committee, as applicable. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Board or the Committee, as applicable, or its delegate. Any payment made in Stock shall be made either by tendering shares of Stock held by the Key Employee or, to the extent allowed by the Board or the Committee, as applicable, in its sole discretion, by having ISA withhold Stock (that otherwise would be transferred to the Key Employee upon the exercise of such Option).

                             Section 9
                           EXERCISE PERIOD
                           ---------------

     Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option
Certificate shall make an Option granted to a Key Employee exercisable after the earlier of

          (1)   the date such Option is exercised in full, or

          (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent

                Shareholder on the date the Option is granted, or

          (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) an NQO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                             Section 10.
                         NONTRANSFERABILITY
                         ------------------

     Neither an Option granted under this Plan nor any related surrender rights under Section 11 shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and any such Option and any such surrender rights shall be exercisable during the lifetime of a Key Employee only by such Key Employee. The person or persons to whom an Option or any related surrender rights is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee under this Plan.

                             Section 11.
                        SURRENDER OF OPTIONS
                        --------------------

     11.1.  General Rule.  The Board or the Committee, as
            ------------
applicable, acting in its absolute discretion may incorporate a provision in an Option Certificate to allow a Key Employee to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that

          (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

          (2) the Option to purchase such Stock is otherwise exercisable.

     11.2.  Procedure.  The surrender of an Option in whole or in
            ---------
part shall be effected by the delivery of the Option Certificate to the Board or the Committee, as applicable (or to its delegate) together with a statement signed by the Key Employee which specifies the number of shares of Stock as to which the Key Employee surrenders his or her Option and (at the Key Employee's option) how he or she desires payment be made for such Surrendered Shares.

     11.3.  Payment.  A Key Employee in exchange for his or her
            -------

Surrendered Shares shall (to the extent consistent with the exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Board or the Committee, as applicable, acting in its absolute discretion shall determine the form and timing of such payment, and the Board or the Committee, as applicable, shall have the right (1) to take into account whatever factors the Board or the Committee, as applicable, deems appropriate under the circumstances, including any written request made by the Key Employee and delivered to the Board or the Committee, as applicable (or to its delegate) and
(2) to forfeit a Key Employee's right to payment of cash in lieu of a fractional share of stock if the Board or the Committee, as applicable, deems such forfeiture necessary in order for the surrender of his or her Option under this Section 11 to come within the exemption under Rule 16b-3.

     11.4.  Restrictions. Any Option Certificate which
            ------------
incorporates a provision to allow a Key Employee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions, if any, as the Board or the Committee, as applicable, deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                             Section 12.
                       SECURITIES REGISTRATION
                       -----------------------

     Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the surrender or exercise of an Option, the Key Employee shall, if so requested by ISA, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by ISA, shall deliver to ISA a written statement satisfactory to ISA to that effect. ISA shall not have any obligation to take any action to register the Plan or the issuance of Stock pursuant to this Plan under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws.

                             Section 13.
                            LIFE OF PLAN
                            ------------

     No Option shall be granted under this Plan on or after the earlier of

     (1) the tenth anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

     (2)  the date on which all of the Stock reserved under
          Section 3 of this Plan has (as a result of the surrender or exercise of Options granted under this
          Plan) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                             Section 14.
                             ADJUSTMENT
                             ----------

     The number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, and the number, kind or class (or any combination thereof) of shares of Stock subject to Options granted under this Plan and the Option Price of such options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of ISA, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, and the number, kind or class (or any combination thereof) of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Option grants in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this Section 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 14 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of
Section 16(a) of this Plan.


                             Section 15.
              SALE OR MERGER OF ISA; CHANGE IN CONTROL
              ----------------------------------------

     15.1.  Sale or Merger.  If ISA agrees to sell all or
            --------------
substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan in accordance with Section 14 on a basis that is fair and equitable to holders of such Options as determined by the Board, each Option granted to a Key Employee at the direction and discretion of the Board (a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be cancelled unilaterally by ISA (i) in exchange for (A) a transfer to such Key Employee of the number of whole shares of Stock, if any, which he or she would have received if he or she had the right to surrender his or her outstanding Option in full under Section 11 of this Plan and he or she exercised that right on the date set by the Board exclusively for Stock or (B) the right to exercise his or her outstanding Option in full on any date before the date as of which the Board unilaterally cancels such Option in full or, if the exchange described in this Section 15.1(i) would result in a violation of
Section 16 of the Securities Exchange Act of 1934, as amended, for a Key Employee, (ii) may be cancelled unilaterally by ISA after advance written notice to such key Employee or (b) may be cancelled unilaterally by ISA if the Option Price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board.

     15.2.  Change in Control.  If there is a Change in Control
            -----------------
of ISA or a tender or exchange offer is made for Stock other than by ISA, the Board thereafter shall have the right to take such action with respect to any unexercised Options granted to Key Employees, or all such Options, as the Board deems appropriate under the circumstances to protect the interest of ISA in maintaining the integrity of such grants under this Plan, including following the procedure set forth in Section 15.1 for a sale or merger of ISA with respect to such Options. The Board shall have the right to take different action under this
Section 15.2 with respect to different Key Employees or different groups of Key Employees, as the Board deems appropriate under the circumstances.

                             Section 16.
                      AMENDMENT OR TERMINATION
                      ------------------------

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of ISA required under Section 422 of the Code (a) to increase the number of shares of stock reserved under Section 3, or (b) to change the class of employees eligible for Options grants under Section 6. Any amendment which specifically applies to NQOs shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Key Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of ISA or a transaction described in Section 14 or Section 15 of this Plan.

                             Section 17.
                            MISCELLANEOUS
                            -------------

     17.1.  Shareholder Rights.  No Key Employee shall have any
            ------------------
rights as a shareholder of ISA as a result of the grant of an Option under this Plan or his or her exercise or surrender of such Option pending the actual delivery of the Stock subject to such Option to such Key Employee.

     17.2.  No Contract of Employment.  The grant of an Option to
            -------------------------
a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

     17.3.  Withholding.  The exercise or surrender of any Option
            -----------
granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Board or the Committee, as applicable, deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Board or the Committee, as applicable, in its discretion deems applicable to such exercise or surrender. The Board or the Committee, as applicable, also shall have the right to provide in an Option Certificate that a Key Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan, and if the Key Employee is subject to the reporting requirements under Section 16 of the Securities Exchange Act of 1934, as amended, any such election shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

     17.4.  Construction. This Plan shall be construed under the
            ------------
laws of the State of Florida.

     17.5.  Other Conditions.  Each Option Certificate may
            ----------------
require that a Key Employee (as a condition to the exercise of an Option) enter into any agreement or make such representations prepared by ISA, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or provides for the repurchase of such Stock by ISA under certain circumstances.

     IN WITNESS WHEREOF, Industrial Services of America, Inc. has caused its duly authorized officer to execute this Plan this 11th day of April, 1997 to evidence its adoption of this Plan.

                          INDUSTRIAL SERVICES OF AMERICA, INC.



                          By:  /s/ Harry Kletter
                             ------------------------------------
                          Title:   President
                                ---------------------------------

PROXY

                INDUSTRIAL SERVICES OF AMERICA, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Tina List and Alan Schroering, and each of them, as proxies, with full power of substitution, and authorizes them, and each of them, to vote and act with respect to all shares of common stock of Industrial Services of America, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Friday, May 23, 1997, at 10:00 A.M. EDST, at Building No. 4, 7100 Grade Lane, Louisville, Kentucky, and at any and all adjournments within 120 days thereof.

     The Board of Directors recommends a vote FOR each of the following proposals:

     1.   ELECTION OF DIRECTORS

          [ ] FOR ALL NOMINEES LISTED      [ ] WITHHOLD AUTHORITY
              BELOW (EXCEPT AS MARKED          TO VOTE FOR ALL
              TO THE CONTRARY BELOW)           NOMINEES LISTED
                                                 BELOW

          NOMINEES:  Harry Kletter, Matthew L. Kletter, Roberta
                     Kletter, Timothy W. Myers, Debbie P. Prewitt


     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, WRITE SUCH NAME OR NAMES IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL THE NOMINEES LISTED ABOVE IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EVERY NOMINEE WHOSE NAME IS NOT ENTERED BELOW.)
     ------------------------------------------------------------

     2.   PROPOSAL TO APPROVE THE 1997 EMPLOYEE STOCK OPTION
PLAN.

          [ ]  FOR        [ ]  AGAINST    [ ]  ABSTAIN

     3.   PROPOSAL TO RATIFY THE SELECTION OF MATHER, HAMILTON &
CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL
YEAR ENDING DECEMBER 31, 1997.

          [ ]  FOR        [ ]  AGAINST    [ ]  ABSTAIN

     4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

       THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

--     --     --     --     --     --     --     --     --    --

     THE PROXIES SHALL VOTE SUCH SHARES AS SPECIFIED HEREIN.  IF
A CHOICE IS NOT SPECIFIED, THEY SHALL VOTE FOR THE ELECTION OF
ALL NOMINEES FOR DIRECTORS AND IN FAVOR OF PROPOSAL 2.

                                    Dated:                       , 19
                                          -----------------------    --


                                    -----------------------------------
                                    Signature


                                    -----------------------------------
                                    Signature

                                    Name(s) should be signed exactly as
                                    shown to the left hereof.  Title
                                    should be added if signing as
                                    executor, administrator, trustee,
                                    etc.

               PLEASE DATE, SIGN AND RETURN THIS PROXY
                PROMPTLY IN THE ACCOMPANYING ENVELOPE